COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES	COMMITMENTS AND CONTINGENT LIABILITIES
In the normal course of business, we enter into financial instruments with off-balance sheet risk to meet the financing needs of customers or to reduce exposure to fluctuations in interest rates. These financial instruments may include commitments to extend credit and standby letters of credit. Financial instruments involve varying degrees of credit and interest-rate risk in excess of amounts reflected in the Consolidated Statements of Financial Condition. Exposure to credit risk in the event of non-performance by the counterparties to the financial instruments for loan commitments to extend credit and standby letters of credit is represented by the contractual amounts of those instruments.
A summary of financial instruments with off-balance sheet risk at December 31 follows:

	2025		2024
	Fixed Rate	Variable Rate	Fixed Rate	Variable Rate
	(In thousands)
Financial instruments whose risk is represented by contract amounts
Commitments to extend credit	$154,519	$922,192	$135,449	$816,850
Standby letters of credit	20	13,786	715	12,312
Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and generally require payment of a fee. Since commitments may expire without being drawn upon, the commitment amounts do not represent future cash requirements. Commitments are issued subject to similar underwriting standards, including collateral requirements, as are generally involved in the extension of credit facilities. Fixed rate commitments to extend credit have interest rates ranging from zero to 18.00% and maturities ranging from less than one year to 10 years.
Standby letters of credit are written conditional commitments issued to guarantee the performance of a customer to a third party. The credit risk involved in such transactions is essentially the same as that involved in extending loan facilities and, accordingly, standby letters of credit are issued subject to similar underwriting standards, including collateral requirements, as are generally involved in the extension of credit facilities. The majority of the standby letters of credit are on-demand with no stated maturity date and have variable rates that range from 3.25% to 12.75%.
Economic

Pressures from various global and national macroeconomic conditions, including significant volatility and uncertainty with U.S. and global market conditions, the direct and indirect impacts of potential changes to U.S. trade policies, recessionary concerns, uncertainty regarding future interest rates, foreign currency exchange rate fluctuations, the continuation of the Russia-Ukraine war, ongoing and potentially increasing conflict in the Middle East, and potential governmental responses to these events, continue to create significant economic uncertainty. In addition, pursuit of various initiatives announced by the Trump administration may create some degree of volatility in our customers’ businesses, regulation of the financial services industry, and the markets in which we operate.

The extent to which these pressures and other factors may impact our business, results of operations, asset valuations, financial condition, and customers will depend on future developments, which continue to be highly uncertain and difficult to predict. Material adverse impacts may include all or a combination of valuation impairments on our other intangibles, goodwill, securities available for sale, securities held to maturity, loans, capitalized mortgage loan servicing rights or deferred tax assets.

We continue to closely monitor and analyze the higher risk segments within our portfolio, and senior management is cautiously optimistic that we are positioned to continue managing the impact of the varied set of risks and uncertainties currently impacting the global and U.S. economies. However, a high degree of uncertainty still exists with respect to the impact of these fluid macroeconomic conditions on the future performance of our loan portfolio and our financial results.
Litigation
We are involved in various litigation matters in the ordinary course of business, which currently include three putative class action complaints brought against the Bank alleging that its practice of charging overdraft and other fees was not consistent with the disclosures the Bank made to consumers. These lawsuits are similar to lawsuits that have recently been filed against other financial institutions pertaining to overdraft fee disclosures. No class has been certified in any of the putative class action complaints brought against the Bank, and we believe we have valid defenses to each of the claims that have been made. The aggregate amount we have accrued for losses we consider probable as a result of all of our outstanding litigation matters is not material. However, because of the inherent uncertainty of outcomes from any litigation matter and because these types of lawsuits often result in settlement, we believe it is reasonably possible we may incur losses in addition to the amounts we have accrued. At this time, we are unable to provide an estimate of the losses that we believe are reasonably possible, primarily because we are still conducting diligence on the underlying factual issues and significant matters remain to be resolved in the litigation, including the issue of class certification.
The litigation matters described in the preceding paragraph primarily include claims that have been brought against us for damages, but do not include litigation matters where we seek to collect amounts owed to us by third parties (such as litigation initiated to collect delinquent loans). These excluded, collection-related matters may involve claims or counterclaims by the opposing party or parties, but we have excluded such matters from the disclosure contained in the preceding paragraph in all cases where we believe the possibility of us paying damages to any opposing party is remote.
Visa Stock
On May 6, 2024, we exchanged 12,566 shares of Visa Inc. Class B-1 common stock (all of the Class B-1 shares we owned) for 2,493 shares of Visa Inc. Class C common stock and 6,283 shares of Visa Inc. Class B-2 common stock pursuant to an exchange offer conducted by Visa. Each Class C share automatically converts to 4 shares of Visa Inc. Class A common stock upon a transfer to anyone other than a Visa member or an affiliate of a Visa member. The Class B-2 shares have the same transfer restrictions as the transfer restrictions on the Class B-1 shares and can only be sold to other Class B shareholders.
Because of the very limited liquidity for the Class B-1 shares (prior to completion of the exchange offer) and uncertainty regarding the likelihood, ultimate timing, and eventual exchange rate for Class B-1 shares into Class A shares, we were carrying these shares at zero (prior to the completion of the exchange offer), representing cost basis less impairment. In light of the continued uncertainty regarding the likelihood, ultimate timing, and eventual exchange rate for Class B-2 shares into Class A shares, we are carrying the Class B-2 shares at zero at both December 31 2025 and 2024, representing cost basis less impairment. However, given the current conversion ratio of 1.5108 Class A shares for every 1 Class B-2 share and the closing price of Visa Class A shares on February 24, 2026 of $307.22 per share, our 6,283 Class B-2 shares would have a current “value” of approximately $2.9 million.
With the completion of the exchange discussed above, we recorded a gain related to the Class C shares of $2.677 million during the second quarter of 2024 based on the conversion privilege of those shares and the closing price of the Class A shares on May 3, 2024 (the exchange expiration date) of $268.49 per share. Subsequent to the exchange, we sold all 2,493 shares of our Class C shares for net proceeds of $2.685 million. We held no Class C shares at December 31, 2025 and 2024.
As a condition to our participation in the exchange offer, we were required to enter into a Makewhole Agreement that will require us to reimburse Visa in certain circumstances if certain litigation in which Visa has been involved since 2008 results in damages significantly higher than Visa currently expects. Potential payments under the Makewhole Agreement are designed to equal the decline in value we would have experienced had we not participated in Visa’s exchange offer. Based on the disclosures that have been made by Visa regarding the status of this litigation and other circumstances relating to the exchange offer and potential future, similar exchange offers, we believe the likelihood we will have to make any payments under the Makewhole Agreement is remote.